Prospectus Supplement dated November 10, 2010
The purpose of this supplement is to provide you with changes to the current Prospectuses for Series I and Series II shares of the Funds listed below:
Invesco V.I. Basic Balanced Fund
Invesco V.I. Dynamics Fund
Invesco V.I. Financial Services Fund
Invesco V.I. Global Dividend Growth Fund
Invesco V.I. Income Builder Fund
Invesco V.I. Large Cap Growth Fund
Invesco V.I. Select Dimensions Balanced Fund
Invesco V.I. Select Dimensions Dividend Growth Fund
Invesco Van Kampen V.I. Government Fund
Invesco Van Kampen V.I. High Yield Fund
Invesco Van Kampen V.I. International Growth Equity Fund
Invesco Van Kampen V.I. Value Fund
Following a number of meetings in September and October, 2010, the Boards of Trustees of the Invesco Funds have unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which each Target Fund listed below, each a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed below, each a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), in exchange for shares of the Acquiring Fund that would be distributed to Target Fund shareholders:

TARGET FUND	ACQUIRING FUND
Invesco V.I. Basic Balanced Fund	Invesco Van Kampen V.I. Equity and Income Fund
Invesco V.I. Dynamics Fund	Invesco V.I. Capital Development Fund
Invesco V.I. Financial Services Fund	Invesco V.I. Dividend Growth Fund
Invesco V.I. Global Dividend Growth Fund	Invesco Van Kampen V.I. Global Value Equity Fund
Invesco V.I. Income Builder Fund	Invesco Van Kampen V.I. Equity and Income Fund
Invesco V.I. Large Cap Growth Fund	Invesco Van Kampen V.I. Capital Growth Fund
Invesco V.I. Select Dimensions Balanced Fund	Invesco Van Kampen V.I. Equity and Income Fund
Invesco V.I. Select Dimensions Dividend Growth Fund	Invesco V.I. Dividend Growth Fund
Invesco Van Kampen V.I. Government Fund	Invesco V.I. Government Securities Fund
Invesco Van Kampen V.I. High Yield Fund	Invesco V.I. High Yield Fund
Invesco Van Kampen V.I. International Growth Equity Fund	Invesco V.I. International Growth Fund
Invesco Van Kampen V.I. Value Fund	Invesco Van Kampen V.I. Comstock Fund
The Agreement requires approval by the Target Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011. If the Agreement is approved by shareholders of the Target Funds and certain conditions required by the Agreement are satisfied, the reorganizations are expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations. Shareholders of each Target Fund will vote separately on the Agreement, and the reorganization will be effected as to a particular Target Fund only if that fund’s shareholders approve the Agreement.
A combined Proxy Statement/Prospectus will be sent to shareholders of each Target Fund to seek their approval of the Agreement, which will include a full discussion of the reorganization and the factors the Boards of Trustees considered in approving the Agreement.
AVIF SUP-1 111010